Q1 Supplemental Information 2018

Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2018 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 11 Net Operating Income 12 Third-Party Management Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/15 - 3/31/18) 26 - 27 Additional Information 28 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 28 29 29 30 31 Definitions 32 Forward Looking Statements: Supplemental Information - Q1 2018 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2018 guidance and underlying assumptions; expectations or occupancy rates; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed periodic reports. On the Cover: New York Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Columbia Property Trust, Inc. First Quarter 2018 Executive Summary Supplemental Information – Q1 2018 3 Financial Highlights & Guidance:  Net income per diluted share was $0.01 (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.38 (page 11), cash flows from operations were $14.8 million (page 28), Adjusted FFO (AFFO)(1) was $29.9 million (page 11), and same store net operating income (based on cash rents) increased 5.5% (page 12).  Adjusted 2018 guidance for Net Income per diluted share to a range of $0.07 to $0.12 and raised 2018 guidance for NFFO per diluted share to a range of $1.43 to $1.48. See page 6 for more information regarding guidance.  Economic occupancy is expected to increase substantially starting in the second quarter through the remainder of 2018 from the current level of 83.4%, as recent leases commence and free-rent burns off (page 20), effectively narrowing the gap with leased occupancy, resulting in same-store net operating income (NOI)(1) growth, higher cash flows, and increased NFFO and AFFO. Operational and Transactional Highlights:  Sold an additional 22.5% interest in University Circle and 333 Market Street to joint venture partner Allianz for $235.3 million.  Portfolio is 96.8% leased (page 20). Leased 123,000 square feet (page 22), including in New York City, a 27,000-square- foot lease with Ernst & Young at 218 West 18th Street and a 17,000-square-foot lease expansion with Gemini at 315 Park Avenue South. Capital Allocation Highlights:  On February 2, 2018, $300.0 million bridge loan was paid down to $180.0 million with proceeds from the Allianz transaction described above (page 15).  During the first quarter of 2018, repurchased $27.3 million of common stock (page 5).  Paid dividends of $0.20 per share ($0.80 annualized), consistent with the 2017 quarterly dividend rate (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 28 - 32.

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to-entry markets. Our portfolio includes 20 properties, of which 15 are wholly-owned and five are owned through unconsolidated joint ventures, containing over 9 million square feet, concentrated in New York, San Francisco, and Washington, D.C. Columbia carries an investment-grade rating from both Moody's (Baa2 / Stable) and Standard & Poor's (BBB / Stable).

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures.

For more information about Columbia, please visit our website at www.columbia.reit.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Linda M. Bolan
Senior Vice President
Property Management
and Sustainability

David S. Dowdney
Senior Vice President
Leasing

Wendy W. Gill
Senior Vice President
Corporate Operations
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management
and Transactions

Amy C. Tabb
Senior Vice President
Business Development

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q1 2018 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	119,082	119,383	120,293	121,534	122,003
Weighted-Average Shares Outstanding - Diluted	119,350	119,841	120,529	121,909	122,329
High Closing Price	$22.84	$23.16	$22.63	$23.13	$23.43
Low Closing Price	$19.61	$20.94	$20.62	$21.45	$21.20
Average Closing Price	$21.29	$22.18	$21.53	$22.24	$22.30
Closing Price (as of period end)	$20.46	$22.95	$21.77	$22.38	$22.25
Dividends / Share (annualized)	$0.80	$0.80	$0.80	$0.80	$0.80
Dividend Yield (annualized) (1)	3.9%	3.5%	3.7%	3.6%	3.6%
Common Shares Outstanding (1)	118,602	119,789	119,804	121,235	122,451
Market Value of Common Shares (1)	$2,426,597	$2,749,158	$2,608,133	$2,713,239	$2,724,535
Total Market Capitalization (1) (2)	$4,078,710 (3)	$4,540,084 (3)	$3,947,861 (3)	$4,227,763	$4,240,481
Common Stock Repurchases					
Shares Purchased	1,296	-	1,431	1,252	-
Weighted-Average Price Per Share	$21.03	-	$21.02	$21.95	-
Total Value of Shares Purchased	$27,258	-	$30,092	$27,470	-

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Andrew Rosivach
212-902-2796

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.
(3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018.

Supplemental Information - Q1 2018 5

Unaudited Per share Low High Net income $0.07 $0.12 Real estate depreciation & amortization 1.35 1.35 Gain on sale of unconsolidated joint venture interests (0.01) (0.01) Funds From Operations $1.41 $1.46 Non-cash carrying costs for Shuman Boulevard 0.02 0.02 Normalized Funds From Operations $1.43 $1.48 2018 Portfolio Assumptions l Same Store NOI - Cash 10% - 12% l Leased percentage at year end: 94% - 96% l G&A expense - corporate l Weighted-average common shares outstanding - diluted: 119M Supplemental Information - Q1 2018 6 NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Columbia Property Trust, Inc. 2018 Guidance Twelve Months Ending 12/31/2018 $33M - $35M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, April 26, 2018, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through May 3, 2018, by dialing (877) 344-7529 and entering the confirmation number, 10118156. A webcast of the call will also be available at the company's website, www.columbia.reit.

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	3/31/2018	**12/31/2017**	**9/30/2017**	**6/30/2017**	**3/31/2017**
Assets:					
Real estate assets, at cost:					
Land	$ 825,208	$ 825,208	$ 609,110	$ 751,351	$ 751,351
Buildings and improvements	2,467,632	2,452,215	2,082,425	2,588,909	2,573,407
Buildings and improvements, accumulated depreciation	(407,894)	(388,796)	(377,795)	(471,029)	(455,392)
Intangible lease asset	293,325	293,325	254,649	282,338	303,318
Intangible lease asset, accumulated amortization	(99,092)	(94,065)	(89,950)	(99,910)	(115,904)
Construction in progress	46,814	44,742	49,255	49,069	36,278
Total real estate assets	**$ 3,125,993**	**$ 3,132,629**	**$ 2,527,694**	**$ 3,100,728**	**$ 3,093,058**
Investment in unconsolidated joint ventures (page 8)	1,058,441	943,242	698,105	125,584	126,691
Cash and cash equivalents	21,068	9,567	382,730	506,538	554,655
Tenant receivables, net of allowance for doubtful accounts	2,435	2,128	2,814	4,002	5,290
Straight line rent receivable	102,415	92,235	80,128	77,875	71,601
Prepaid expenses and other assets	25,189	27,683	75,802	39,815	40,647
Intangible lease origination costs	100,424	100,424	83,599	117,357	126,849
Intangible lease origination costs, accumulated amortization	(59,884)	(57,465)	(55,532)	(68,771)	(75,523)
Deferred lease costs	171,281	167,560	152,656	155,687	151,746
Deferred lease costs, accumulated amortization	(28,562)	(26,464)	(24,716)	(25,838)	(24,561)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Total assets	**$ 4,638,800**	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**	**$ 4,190,453**
Liabilities:					
Line of credit and notes payable	$ 835,363	$ 974,176	$ 522,978	$ 648,774	$ 650,196
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(8,687)	(9,235)	(9,049)	(9,250)	(9,663)
Accounts payable, accrued expenses, and accrued capital expenditures	105,772	125,002	129,802	140,151	125,743
Distributions payable	-	23,961	-	-	-
Deferred income	18,264	18,481	15,756	19,392	19,329
Intangible lease liabilities	44,894	46,878	29,328	69,006	74,729
Intangible lease liabilities, accumulated amortization	(19,265)	(19,660)	(19,437)	(39,939)	(43,750)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Total liabilities	**$ 1,796,341**	**$ 1,979,603**	**$ 1,489,378**	**$ 1,648,134**	**$ 1,636,584**
Equity:					
Common stock	$ 1,186	$ 1,198	$ 1,198	$ 1,211	$ 1,224
Additional paid in capital	4,459,354	4,487,071	4,485,368	4,513,922	4,539,144
Cumulative distributions in excess of earnings	(1,621,498)	(1,957,236)	(1,931,927)	(2,009,405)	(1,986,250)
Other comprehensive loss	3,417	903	(737)	(885)	(249)
Total equity	**$ 2,842,459**	**$ 2,531,936**	**$ 2,553,902**	**$ 2,504,843**	**$ 2,553,869**
Total liabilities and equity	**$ 4,638,800**	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**	**$ 4,190,453**

Supplemental Information - Q1 2018 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Assets:					
Real estate assets, at cost:					
Land	$ 225,227	$ 257,231	$ 188,077	$ 77,841	$ 77,841
Buildings and improvements	760,806	852,317	708,031	205,062	203,973
Buildings and improvements, accumulated depreciation	(35,884)	(31,298)	(24,745)	(10,912)	(9,375)
Intangible lease asset	44,145	47,465	22,033	1,817	2,214
Intangible lease asset, accumulated amortization	(6,066)	(4,640)	(2,953)	(609)	(861)
Construction in progress	3,953	4,409	4,220	1,767	1,826
Total real estate assets	**$ 992,181**	**$ 1,125,484**	**$ 894,663**	**$ 274,966**	**$ 275,618**
Cash and cash equivalents	20,961	27,931	12,350	3,090	2,352
Tenant receivables, net of allowance for doubtful accounts	1,674	1,721	1,055	155	179
Straight line rent receivable	16,197	16,274	15,520	7,696	7,175
Prepaid expenses and other assets	3,788	3,763	3,178	288	306
Intangible lease origination costs	30,851	35,057	23,963	1,447	1,524
Intangible lease origination costs, accumulated amortization	(4,324)	(3,652)	(2,603)	(422)	(425)
Deferred lease costs	21,348	22,570	21,245	15,340	15,120
Deferred lease costs, accumulated amortization	(3,284)	(2,950)	(2,404)	(1,813)	(1,503)
Total assets	**$ 1,079,392**	**$ 1,226,198**	**$ 966,967**	**$ 300,747**	**$ 300,346**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(142)	(149)	(155)	(162)	(169)
Accounts payable, accrued expenses, and accrued capital expenditures	28,119	31,822	25,263	7,320	5,477
Deferred income	3,478	3,488	1,624	526	748
Intangible lease liabilities	117,336	121,455	113,042	2,523	2,548
Intangible lease liabilities, accumulated amortization	(8,405)	(7,379)	(5,840)	(794)	(699)
Total liabilities	**$ 306,136**	**$ 314,987**	**$ 299,684**	**$ 175,163**	**$ 173,655**
Total equity	**$ 773,256**	**$ 911,211**	**$ 667,283**	**$ 125,584**	**$ 126,691**

Total equity	**$ 773,256**	**$ 911,211**	**$ 667,283**	**$ 125,584**	**$ 126,691**
Basis differences, net of $1,855 of accumulated amortization (2)	285,185	32,031	30,822	-	-
Investment in unconsolidated joint ventures (page 7)	**$ 1,058,441**	**$ 943,242**	**$ 698,105**	**$ 125,584**	**$ 126,691**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP. The basis difference as of March 31, 2018 includes the step up resulting from the adoption of Accounting Standards Update 2017-05. Basis differences are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q1 2018 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Revenues:					
Rental income	$ 64,817	$ 63,750	$ 55,015	$ 67,121	$ 71,173
Tenant reimbursements	5,543	4,902	3,053	6,972	8,584
Hotel income	-	-	-	-	1,339
Asset & property management fee income	1,759	1,656	1,154	498	474
Other property income (1) (2)	1,591	1,317	1,140	266	586
Total revenues	**$ 73,710**	**$ 71,625**	**$ 60,362**	**$ 74,857**	**$ 82,156**
Operating expenses:					
Property operating costs	23,062	23,302	18,567	21,831	24,105
Hotel operating costs	-	4	-	9	2,076
Asset and property management fee expense	208	201	188	260	269
Depreciation	20,835	19,865	18,501	20,423	21,605
Amortization	8,016	7,885	6,870	8,191	9,457
General and administrative - corporate	7,794	9,963	7,034	9,201	8,768
General and administrative - unconsolidated joint ventures	731	741	713	-	-
Total operating expenses	**$ 60,646**	**$ 61,961**	**$ 51,873**	**$ 59,915**	**$ 66,280**
Operating income	**$ 13,064**	**$ 9,664**	**$ 8,489**	**$ 14,942**	**$ 15,876**
Other income (expense):					
Interest expense	(14,095)	(14,408)	(12,931)	(12,662)	(13,315)
Capital lease obligation interest expense	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	1,800	1,800	1,800	1,800	1,800
Interest and other income	3	61	1,041	677	550
Gain on sale of unconsolidated joint venture interests	762	-	-	-	-
Loss on early extinguishment of debt	-	-	(280)	-	(45)
Total other income (expense)	**$ (13,330)**	**$ (14,347)**	**$ (12,170)**	**$ (11,985)**	**$ (12,810)**
Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gains on sale of real estate assets	**$ (266)**	**$ (4,683)**	**$ (3,681)**	**$ 2,957**	**$ 3,066**
Income tax benefit (expense)	(7)	(165)	(3)	(7)	388
Income (loss) before income (loss) from unconsolidated joint ventures and gains on sale of real estate assets	**$ (273)**	**$ (4,848)**	**$ (3,684)**	**$ 2,950**	**$ 3,454**
Income (loss) from unconsolidated joint ventures (p. 10)	1,771	3,500	2,853	(1,817)	(1,885)
Income (loss) before gain on sale of real estate assets	**$ 1,498**	**$ (1,348)**	**$ (831)**	**$ 1,133**	**$ 1,569**
Gain on sale of real estate assets	-	-	102,365	-	73,153
Net income	**$ 1,498**	**$ (1,348)**	**$ 101,534**	**$ 1,133**	**$ 74,722**
Weighted-average common shares outstanding - basic	119,082	119,383	120,293	121,534	122,003
Net income per share - basic	**$ 0.01**	**$ (0.01)**	**$ 0.84**	**$ 0.01**	**$ 0.61**
Weighted-average common shares outstanding - diluted	119,350	119,841	120,529	121,909	122,329
Net income per share - diluted	**$ 0.01**	**$ (0.01)**	**$ 0.84**	**$ 0.01**	**$ 0.61**

(1) Other property income includes lease termination income, cafeteria revenue, fitness center revenue, and management fee reimbursements.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q1 2018 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Revenues:					
Rental income	$ 21,946	$ 23,314	$ 18,394	$ 4,066	$ 4,045
Tenant reimbursements	4,204	4,519	4,024	1,252	1,123
Other property income (2) (3)	64	-	-	-	-
Total revenues	**$ 26,214**	**$ 27,833**	**$ 22,418**	**$ 5,318**	**$ 5,168**
Operating expenses:					
Property operating costs	10,311	11,058	9,340	2,642	2,585
Asset and property management fee expense	1,060	1,112	824	251	239
Depreciation	6,342	6,553	5,169	1,689	1,668
Amortization	3,147	3,065	1,735	434	430
General and administrative	136	164	93	9	21
Acquisition fees and expenses	-	-	43	-	-
Total operating expenses	**$ 20,996**	**$ 21,952**	**$ 17,204**	**$ 5,025**	**$ 4,943**
Operating income	**$ 5,218**	**$ 5,881**	**$ 5,214**	**$ 293**	**$ 225**
Other income (expense):					
Interest expense	(2,109)	(2,108)	(2,108)	(2,108)	(2,108)
Interest and other income	1	-	-	-	-
Total other income (expense)	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**
Income (loss) before income tax expense	**$ 3,110**	**$ 3,773**	**$ 3,106**	**$ (1,815)**	**$ (1,883)**
Income tax benefit (expense)	(8)	(4)	2	(2)	(2)
Income (loss) from unconsolidated joint ventures before amortization of basis differences	**$ 3,102**	**$ 3,769**	**$ 3,108**	**$ (1,817)**	**$ (1,885)**
Amortization of basis differences (p. 8)	(1,331)	(269)	(255)	-	-
Income (loss) from unconsolidated joint ventures (p. 9)	**$ 1,771**	**$ 3,500**	**$ 2,853**	**$ (1,817)**	**$ (1,885)**

(1) Reflects CXP's ownership share of revenues and expenses for properties held in unconsolidated joint ventures (see page 18).

(2) Other property income includes lease termination income.

(3) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q1 2018 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Operating Income (based on GAAP rents)	**$ 66,859**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**
Non-cash carrying costs for Shuman Boulevard (2)	1,867	1,903	1,517	-	-
Asset & property management fee income	1,759	1,656	1,154	498	474
General and administrative - corporate	(7,794)	(9,963)	(7,034)	(9,201)	(8,768)
General and administrative - unconsolidated joint ventures	(731)	(741)	(713)	-	-
Interest expense (net)	(15,892)	(16,147)	(13,690)	(13,785)	(14,565)
Interest income from development authority bonds	1,800	1,800	1,800	1,800	1,800
Income tax benefit (expense)	(7)	(165)	(3)	(7)	388
Adjustments included in loss from unconsolidated joint ventures	(2,849)	(3,321)	(2,959)	(2,119)	(2,131)
Normalized FFO	**$ 45,012**	**$ 38,192**	**$ 33,517**	**$ 31,870**	**$ 34,774**
Normalized FFO per share (basic)	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**	**$ 0.29**
Normalized FFO per share (diluted)	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**	**$ 0.28**
Net Operating Income (based on cash rents)	**$ 54,243**	**$ 51,175**	**$ 45,672**	**$ 47,999**	**$ 49,936**
Non-cash carrying costs for Shuman Boulevard (2)	1,867	1,903	1,517	-	-
Asset & property management fee income	1,759	1,656	1,154	498	474
General and administrative - corporate	(7,794)	(9,963)	(7,034)	(9,201)	(8,768)
General and administrative - unconsolidated joint ventures	(731)	(741)	(713)	-	-
Stock based compensation expense in G&A (3)	1,528	2,072	1,555	2,262	1,691
Interest expense - cash (net)	(13,211)	(13,577)	(11,142)	(11,265)	(11,993)
Income tax benefit (expense)	(7)	(165)	(3)	(7)	388
Adjustments included in loss from unconsolidated joint ventures	(3,238)	(3,316)	(2,952)	(2,112)	(2,124)
Maintenance capital (5) (6)	(4,536)	(11,742)	(11,076)	(11,752)	(1,675)
AFFO	**$ 29,880**	**$ 17,302**	**$ 16,978**	**$ 16,422**	**$ 27,929**
Weighted-average common shares outstanding - basic	119,082	119,383	120,293	121,534	122,003
Weighted-average common shares outstanding - diluted	119,350	119,841	120,529	121,909	122,329

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32.
(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses. In the first quarter of 2018, Columbia Property Trust accrued related interest expense of $1.3 million, at the default rate of 10.55%, and property operating costs of $0.6 million.
(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.
(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.
(5) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.
(6) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q1 2018 11

Columbia Property Trust, Inc.

Net Operating Income (1)

Unaudited (in thousands)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income	$ 55,387	$ 55,392	$ 54,294	$ 52,757	$ 53,487
Tenant Reimbursements	4,701	4,422	4,293	4,157	5,097
Other Property Income	1,577	1,273	1,098	266	605
Total Revenues	**$ 61,665**	**$ 61,087**	**$ 59,685**	**$ 57,180**	**$ 59,189**
Total Operating Expenses	**(20,124)**	**(20,213)**	**(19,931)**	**(19,183)**	**(18,887)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 41,541**	**$ 40,874**	**$ 39,754**	**$ 37,997**	**$ 40,302**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 13,182**	**$ 10,064**	**$ 9,963**	**$ 10,000**	**$ 9,438**
Same Store NOI (based on GAAP rents)	**$ 54,723**	**$ 50,938**	**$ 49,717**	**$ 47,997**	**$ 49,740**
Net Operating Income from:					
Acquisitions (4)	11,675	10,260	533	-	-
Dispositions (5) (6)	461	1,972	3,195	6,687	7,836
Net Operating Income (based on GAAP rents)	**$ 66,859**	**$ 63,170**	**$ 53,445**	**$ 54,684**	**$ 57,576**

	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income	$ 46,770	$ 44,508	$ 45,636	$ 45,856	$ 45,808
Tenant Reimbursements	4,701	4,422	4,293	4,157	5,097
Other Property Income	1,577	1,273	1,098	266	605
Total Revenues	**$ 53,048**	**$ 50,203**	**$ 51,027**	**$ 50,279**	**$ 51,510**
Total Operating Expenses	**(19,293)**	**(19,380)**	**(19,098)**	**(18,351)**	**(18,027)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 33,755**	**$ 30,823**	**$ 31,929**	**$ 31,928**	**$ 33,483**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 10,290**	**$ 9,730**	**$ 9,144**	**$ 9,225**	**$ 8,282**
Same Store NOI (based on cash rents)	**$ 44,045**	**$ 40,553**	**$ 41,073**	**$ 41,153**	**$ 41,765**
Same Store NOI - % Change (same quarter prior year)	**5.5%**				
Net Operating Income from:					
Acquisitions (4)	9,760	8,729	1,493	-	-
Dispositions (5) (6)	438	1,893	3,106	6,846	8,171
Net Operating Income (based on cash rents)	**$ 54,243**	**$ 51,175**	**$ 45,672**	**$ 47,999**	**$ 49,936**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(4) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).

(5) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak.

(6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q1 2018 12

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 3/31/18: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%.

	Three Months Ended				
	3/31/2018 (1)	12/31/2017	9/30/2017	6/30/2017	3/31/2017
JV Total:					
Asset & property management fee income (page 9)	$ 1,759	1,656	1,154	498	474
General and administrative - unconsolidated joint ventures (page 9)	(731)	(741)	(713)	-	-
Subtotal	**$ 1,028**	**$ 915**	**$ 441**	**$ 498**	**$ 474**
Less CXP Share:					
Asset & property management fee income	$ 995	$ 1,045	$ 760	$ 251	$ 239
General and administrative - unconsolidated joint ventures	(414)	(471)	(466)	-	-
Subtotal	**$ 581**	**$ 574**	**$ 294**	**$ 251**	**$ 239**
JV Partner's Share:					
Asset & property management fee income	$ 764	$ 611	$ 394	$ 247	$ 235
General and administrative - unconsolidated joint ventures	(317)	(270)	(247)	-	-
Total - Third-Party Management Income	**$ 447**	**$ 341**	**$ 147**	**$ 247**	**$ 235**

(1) For University Circle and 333 Market Street, fee income reflects one month at a 77.5% ownership interest and two months at a 55% ownership interest. See footnote (1) on page 27.

Supplemental Information - Q1 2018 13

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Maintenance					
Building Capital	$ 2,070	$ 1,758	$ 927	$ 1,124	$ 423
Tenant Improvements	1,485	1,428	6,015	9,854	716
Leasing Commissions	1,134	5,909	2,694	769	358
Other Leasing Costs	(153)	2,647	1,440	5	178
Total - Maintenance	**$ 4,536**	**$ 11,742**	**$ 11,076**	**$ 11,752**	**$ 1,675**
Investment					
Building Capital	$ 7,558	$ 8,716	$ 4,887	$ 5,971	$ 9,069
Tenant Improvements	8,100	11,199	9,355	13,525	8,961
Leasing Commissions	2,730	7,443	2,247	3,978	3,074
Other Leasing Costs	428	530	(64)	83	141
Total - Investment	**$ 18,816**	**$ 27,888**	**$ 16,425**	**$ 23,557**	**$ 21,245**
Maintenance & Investment					
Building Capital	$ 9,628	$ 10,474	$ 5,814	$ 7,095	$ 9,492
Tenant Improvements	9,585	12,627	15,370	23,379	9,677
Leasing Commissions	3,864	13,352	4,941	4,747	3,432
Other Leasing Costs	275	3,177	1,376	88	319
Total - Maintenance & Investment	**$ 23,352**	**$ 39,630**	**$ 27,501**	**$ 35,309**	**$ 22,920**

(1) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

NOTE: See page 32 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q1 2018 14

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 3/31/2018)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt					
One Glenlake Parkway	December-18	5.80%	Fixed	$ 22,363	1.4%
Market Square	July-23	5.07%	Fixed	165,750 (1)	10.0%
Weighted Average / Secured - Mortgage Notes	**4.7 Years**	**5.16%**		**$ 188,113 (2)**	**11.4%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$300 Million Bridge Loan (3)	November-18	LIBOR + 110 bps	Floating	$ 180,000	10.9%
$500 Million Revolving Credit Facility (4)	July-19	LIBOR + 100 bps	Floating	134,000	8.1%
$300 Million Term Loan (5)	July-20	LIBOR + 110 bps	Floating	300,000	18.1%
$150 Million Term Loan (6)	July-22	3.07%	Fixed	150,000	9.1%
Weighted Average / Bank Facilities	**2.2 Years**	**2.75%**		**$ 764,000**	**46.2%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	21.2%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	21.2%
Weighted Average / Bonds	**7.7 Years**	**3.90%**		**$ 700,000**	**42.4%**
Weighted Average / Unsecured	**4.8 Years**	**3.30%**		**$ 1,464,000**	**88.6%**
Weighted Average / Total Debt	**4.8 Years**	**3.51%**		**$ 1,652,113**	**100.0%**

Debt - consolidated	$ 1,486,363
Debt - unconsolidated	165,750
Total Debt	**$ 1,652,113**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.7 Years	4.01%		$ 1,038,113	62.8%
Floating Rate Debt	1.6 Years	2.67%		614,000	37.2%
Total	**4.8 Years**	**3.51%**		**$ 1,652,113 (2)**	**100.0%**

Debt Ratios (2) (7)	
Net Debt (Average) to Adjusted EBITDA*re* - Q1 2018	6.9x
Net Debt to Gross Real Estate Assets - 3/31/18	33.0%

(1) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018.

(3) The $300 Million Bridge Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, or three-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(4) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(6) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

(7) Excludes non-cash carrying costs for 263 Shuman Boulevard, see page 11.

Supplemental Information - Q1 2018 15

Unaudited (at 3/31/2018) Bond Covenant Compliance Metric Actual (3/31/18) Debt to Total Asset Value Ratio Max 60% 31% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.37x Secured Debt to Total Asset Value Ratio Max 40% 1% Maintenance of Total Unencumbered Assets Min 150% 256% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (3/31/18) Debt to Total Asset Value Ratio Max 60% 43% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.70x Secured Debt to Total Asset Value Ratio Max 40% 6% Unencumbered Asset Coverage Ratio Min 1.66x 2.06x Unencumbered Interest Coverage Ratio Min 1.75x 3.25x Supplemental Information - Q1 2018 16 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 3/31/2018) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Bank Facilities Bonds Total Debt Rate (1) Real Estate Assets 22,363$ 180,000$ -$ 202,363$ 12.3% 2.96% 4.1% - 134,000 - 134,000 8.1% 2.71% 2.7% - 300,000 - 300,000 18.1% 2.70% 6.1% - 150,000 - 150,000 9.1% 3.07% 3.0% 165,750 - - 165,750 10.0% 5.07% 3.4% - - 350,000 350,000 21.2% 4.15% 7.1% - - 350,000 350,000 21.2% 3.65% 7.1% 188,113$ 764,000$ 700,000$ 1,652,113$ (2) 100.0% 3.51% 33.5% 11.4% 46.2% 42.4% Supplemental Information - Q1 2018 17 2020 Total Debt 2022 2023 (2) Excludes the $49 million 263 Shuman mortgage note. In July 2017, the lender put this note into monetary default due to the expiration of the maturity date. Columbia Property Trust transferred the property to the lender on April 13, 2018. Columbia Property Trust, Inc. Debt Maturities (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Maturity 2025 2026 Total % of Total Debt 2018 2019 $22 $166 $180 $300 $150 $134 $350 $350 $0 $100 $200 $300 $400 $500 2018 2019 2020 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt Term Loans Line of Credit Bonds 2.96% 4.15% 3.07% 3.65% 5.07% 2.70% 2.71%

Unaudited ($ in thousands) (at 3/31/2018) CXP Ownership Market Square 51.0% 134,609$ (1) 333 Market Street 55% (2) 276,869 University Circle 55% (2) 298,852 114 5th Avenue 49.5% 106,937 1800 M Street 55.0% 241,174 Investment in Unconsolidated Joint Ventures (page 8) 1,058,441$ (3) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) Supplemental Information - Q1 2018 18 (3) Includes basis differences. See footnote (2) on page 8. Columbia Property Trust, Inc. Unconsolidated Joint Ventures Investment in Unconsolidated Joint Venture (1) Market Square Joint Venture holds a $325 million mortgage note, see page 15. Property (2) Ownership interest changed from 77.5% to 55% on February 1, 2018. See footnote (1) on page 27.

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 3/31/2018)

Property	Market	Ownership Percentage	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)		Net Operating Income - Q1 2018 (based on GAAP rents)		Net Operating Income - Q1 2018 (based on cash rents)	
229 West 43rd Street	New York, NY	100%		$ 509,440		$ 36,808		$ 7,049		$ 6,268	
315 Park Avenue South	New York, NY	100%		384,101		25,442		1,597		1,075	
249 West 17th Street	New York, NY	100%		340,663		21,892		5,272		4,317	
222 East 41st Street	New York, NY	100%		299,161		15,277	(2)	3,321		(471)	
95 Columbus	Jersey City, NJ	100%		204,302		25,000		3,803		4,128	
218 West 18th Street	New York, NY	100%		175,454		9,590		2,451		1,626	
114 5th Avenue	New York, NY	49.5%		128,939	(3)	16,979	(3)	686	(3)	1,524	(3)
149 Madison Avenue	New York, NY	100%		90,923		-	(4)	-		-	
Subtotal - New York				2,132,983	43%	150,988		24,179		18,467	
650 California Street	San Francisco, CA	100%		336,572		32,432		4,056		2,463	
333 Market Street	San Francisco, CA	55%		276,965	(3)	13,681	(3)	5,365	(3) (5)	3,697	(3) (5)
221 Main Street	San Francisco, CA	100%		246,127		25,003		4,271		3,603	
University Circle	East Palo Alto, CA	55%		292,552	(3)	22,836	(3)	5,862	(3) (5)	5,024	(3) (5)
Subtotal - San Francisco				1,152,216	23%	93,952		19,554		14,787	
Market Square	Washington, D.C.	51%	Yes	295,290	(3)	23,842	(3)	3,010	(3)	2,601	(3)
1800 M Street	Washington, D.C.	55%		240,940	(3)	17,711	(3)	3,256	(3)	2,283	(3)
80 M Street	Washington, D.C.	100%		109,656		13,967		2,064		1,264	
Subtotal - Washington, D.C.				645,886	13%	55,520		8,330		6,148	
Lindbergh Center	Atlanta, GA	100%		288,447		22,579	(6)	5,597		5,611	
One & Three Glenlake Parkway	Atlanta, GA	100%	Yes (7)	181,156		18,160	(8)	3,157		3,277	
Subtotal - Atlanta				469,603	10%	40,739		8,754		8,888	
Cranberry Woods Drive	Pittsburgh, PA	100%		197,019		14,570	(6)	3,876		3,503	
116 Huntington Avenue	Boston, MA	100%		165,098		12,411		1,768		1,888	
Pasadena Corporate Park	Los Angeles, CA	100%		111,842		8,220		1,208		1,371	
Subtotal - Other				473,959	10%	35,201		6,852		6,762	
263 Shuman Boulevard	Chicago, IL	100%	Yes	45,333	1%	-	(9)	(585)		(585)	
Corporate & Other				3,215		-		(225)	(10)	(224)	(10)
Total - All Properties (3)				**$ 4,923,195**		**$ 376,400**		**$ 66,859**		**$ 54,243**	
Total - wholly-owned properties				**$ 3,688,509**		**$ 281,351**		**$ 48,680**		**$ 39,114**	
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,234,686**		**$ 95,049**		**$ 18,179**		**$ 15,129**	

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded, as operating expenses are paid directly by the tenant.

(3) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(4) Excluded from ALR as the property is currently under development.

(5) Reflects one month at a 77.5% ownership interest and two months at a 55% ownership interest. See footnote (1) on page 27.

(6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) Secured debt only applies to One Glenlake Parkway.

(8) Reimbursements are excluded for Three Glenlake Parkway, as operating expenses, except for insurance expense, are paid directly by the tenant.

(9) Pro forma for the transfer of the property to the lender on April 13, 2018.

(10) Includes net operating income for previously sold properties.

Supplemental Information - Q1 2018 19

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 3/31/2018)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	482	100.0%	100.0%	93.4%
315 Park Avenue South	New York, NY	100%	334	296	88.6%	62.9%	54.2%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
222 East 41st Street	New York, NY	100%	390	390	100.0%	100.0%	0.0%
95 Columbus	Jersey City, NJ	100%	630	630	100.0%	100.0%	100.0%
218 West 18th Street	New York, NY	100%	166	152	91.6%	91.6%	91.6%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
Subtotal - New York			2,457	2,405	97.9%	94.4%	76.1%
650 California Street	San Francisco, CA	100%	478	460	96.2%	76.7%	58.5%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	382	355	92.9%	89.0%	84.6%
University Circle	East Palo Alto, CA	55%	248 (2)	248 (2)	100.0%	100.0%	100.0%
Subtotal - San Francisco			1,469	1,424	96.9%	89.6%	82.5%
Market Square	Washington, D.C.	51%	356 (2)	292 (2)	82.0%	79.2%	70.7%
1800 M Street	Washington, D.C.	55%	317 (2)	295 (2)	93.1%	88.9%	74.3%
80 M Street	Washington, D.C.	100%	286	270	94.4%	92.2%	67.8%
Subtotal - Washington, D.C.			959	857	89.4%	86.3%	71.0%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
One & Three Glenlake Parkway	Atlanta, GA	100%	707	702	99.3%	90.0%	83.4%
Subtotal - Atlanta			1,662	1,657	99.7%	95.7%	92.9%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	237	87.5%	78.5%	78.0%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,310	96.4%	94.6%	94.5%
263 Shuman Boulevard	Chicago, IL	100%	- (4)	- (4)	-	-	-
Total - All Properties (2)			**7,906**	**7,653**	**96.8%**	**92.8%**	**83.4%**
Total - All Properties (at 100%)			**9,183 (5)**	**8,851 (5)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.
(3) Excluded from leasing metrics as the property is currently under development.
(4) Pro forma for the transfer of the property to the lender on April 13, 2018.
(5) Includes 100% of properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q1 2018 20

Unaudited (SF in thousands) (at 3/31/2018) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of December 31, 2017 8,158 7,851 96.2% Dispositions (2) 333 Market Street - 22.5% (148) (148) 100.0% University Circle - 22.5% (102) (102) 100.0% Square Footage Adjustments (2) Subtotal 7,906 7,601 Leasing Activity New Leases (3) - 75 Lease Expirations/Early Terminations (23) Net Absorption - 52 As of March 31, 2018 7,906 7,653 96.8% 6/30/17 9/30/17 12/31/17 3/31/18 Supplemental Information - Q1 2018 21 Columbia Property Trust, Inc. Occupancy Summary (1) (1) Excludes 149 Madison which is currently under development and 263 Shuman Boulevard which was transferred to the lender on April 13, 2018. (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. (2) As of disposition date. 94.1% 95.3% 95.1% 96.2% 96.8% 70% 80% 90% 100% 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 Percent Leased

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Renewal Leases					
Number of Leases	2	6	6	8	6
Square Feet of Leasing (at 100%)	18,146	979,777	136,714	75,082	138,545
Square Feet of Leasing (at CXP's share) (1)	18,146	973,141	109,979	69,580	135,356
Lease Term (months)	34	81	62	104	36
Tenant Improvements per Square Foot	33.47	10.22	32.31	81.23	10.74
Leasing Commissions per Square Foot	6.76	11.66	12.49	19.45	10.20
Total per Square Foot	$ 40.23	$ 21.88	$ 44.80	$ 100.68	$ 20.94
Tenant Improvements per Square Foot per Year of Lease Term	11.95	1.52	6.26	9.36	3.56
Leasing Commissions per Square Foot per Year of Lease Term	2.41	1.74	2.42	2.24	3.38
Total per Square Foot per Year	$ 14.36	$ 3.26	$ 8.68	$ 11.60	$ 6.94
Cash Rent Releasing Spread (2)	**6.2%**	**-6.7%**	**67.9%**	**51.6%**	**0.7%**
GAAP Rent Releasing Spread (2)	**11.2%**	**0.5%**	**117.3%**	**74.8%**	**2.6%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	12	4	2	9	6
Square Feet of Leasing (at 100%)	56,290	37,735	3,730	193,128	49,455
Square Feet of Leasing (at CXP's share) (1)	48,004	32,852	3,730	193,128	47,173
Lease Term (months)	96	114	51	111	116
Tenant Improvements per Square Foot	69.76	84.75	30.49	98.68	87.48
Leasing Commissions per Square Foot	23.45	36.06	11.67	23.37	14.74
Total per Square Foot	$ 93.21	$ 120.81	$ 42.16	$ 122.05	$ 102.22
Tenant Improvements per Square Foot per Year of Lease Term	8.76	8.94	7.17	10.65	9.03
Leasing Commissions per Square Foot per Year of Lease Term	2.94	3.81	2.75	2.52	1.52
Total per Square Foot per Year	$ 11.70	$ 12.75	$ 9.92	$ 13.17	$ 10.55
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	3	6	3	2	4
Square Feet of Leasing (at 100%)	49,010	253,334	37,506	55,643	93,385
Square Feet of Leasing (at CXP's share) (1)	49,010	253,096	37,506	55,643	93,385
Lease Term (months)	100	146	106	97	123
Tenant Improvements per Square Foot	55.98	89.92	75.13	91.92	57.31
Leasing Commissions per Square Foot	32.45	35.97	32.47	21.56	17.91
Total per Square Foot	$ 88.43	$ 125.89	$ 107.60	$ 113.48	$ 75.22
Tenant Improvements per Square Foot per Year of Lease Term	6.75	7.39	8.48	11.35	5.61
Leasing Commissions per Square Foot per Year of Lease Term	3.91	2.95	3.67	2.66	1.75
Total per Square Foot per Year	$ 10.66	$ 10.34	$ 12.15	$ 14.01	$ 7.36
Cash Rent Releasing Spread (2)	**59.0%**	**15.8%**	**67.1%**	**73.8%**	**128.6%**
GAAP Rent Releasing Spread (2)	**66.2%**	**20.7%**	**79.3%**	**96.9%**	**147.0%**
Total Leases					
Number of Leases	17	16	11	19	16
Square Feet of Leasing (at 100%)	123,446	1,270,846	177,950	323,853	281,385
Square Feet of Leasing (at CXP's share) (1)	115,160	1,259,089	151,215	318,351	275,914
Lease Term (months)	96	107	74	108	104
Tenant Improvements per Square Foot	60.87	43.35	43.84	94.23	53.41
Leasing Commissions per Square Foot	27.96	21.81	17.87	22.32	15.77
Total per Square Foot	$ 88.83	$ 65.16	$ 61.71	$ 116.55	$ 69.18
Tenant Improvements per Square Foot per Year of Lease Term	8.41	2.89	6.84	10.49	5.19
Leasing Commissions per Square Foot per Year of Lease Term	3.27	2.03	2.74	2.49	2.51
Total per Square Foot per Year	$ 11.68	$ 4.92	$ 9.58	$ 12.98	$ 7.70
Cash Rent Releasing Spread (2)	**56.1%**	**2.3%**	**67.7%**	**61.9%**	**97.1%**
GAAP Rent Releasing Spread (2)	**63.2%**	**8.6%**	**106.9%**	**85.1%**	**111.4%**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q1 2018 22

Unaudited (SF & $ in thousands) (at 3/31/2018) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 253 3.2% 3,420 0.9% 56 0.7% 11,974 3.2% 162 2.0% 24,937 6.6% 530 6.7% 60,831 16.2% 1,735 21.9% 24,830 6.6% 474 6.0% 30,205 8.0% 504 6.4% 19,156 5.1% 259 3.3% 57,309 15.2% 787 10.1% 32,236 8.6% 675 8.5% 13,980 3.7% 185 2.3% 5,967 1.6% 76 1.0% 18,070 4.8% 310 3.9% 10,161 2.7% 122 1.5% 3,668 1.0% 164 2.1% 59,656 15.8% 1,614 20.4% 376,400$ 100.0% 7,906 100.0% Supplemental Information - Q1 2018 23 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule (1) Year 2029 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 (1) Pro forma for the transfer of 263 Shuman Boulevard to the lender on April 13, 2018. 2030 2031 2032+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 0.9% 3.2% 6.6% 16.2% 6.6% 8.0% 5.1% 15.2% 8.6% 3.7% 1.6% 4.8% 2.7% 1.0% 15.8% 0.0% 5.0% 10.0% 15.0% 20.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market (1)

Unaudited (SF & $ in thousands)

	New York (2)			San Francisco (2)			Washington, D.C. (2)		
Period	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF
Q2 2018	-	-	-	-	-	-	1	115	115.00
Q3 2018	-	-	-	11	534	48.55	7	357	51.00
Q4 2018	-	-	-	23	1,656	72.00	6	418	69.67
Total - 2018	-	-	-	34	2,190	64.41	14	890	63.57
Q1 2019	29	2,235	77.07	10	670	67.00	30	1,686	56.20
Q2 2019	-	-	-	8	841	105.13	8	410	51.25
Q3 2019	-	-	-	36	3,212	89.22	17	1,076	63.29
Q4 2019	-	-	-	15	1,101	73.40	9	743	82.56
Total - 2019	29	2,235	77.07	69	5,824	84.41	64	3,915	61.17
2020	72	4,677	64.96	170	12,005	70.62	13	1,012	77.85
2021	472	18,225	38.61	112	9,581	85.54	98	6,422	65.53
2022	83	6,139	73.96	37	3,165	85.54	112	6,583	58.78
Thereafter	1,749	119,712	68.45	1,002	61,187	61.06	556	36,698	66.00
Total	**2,405**	**$ 150,988**	**$ 62.78**	**1,424**	**$ 93,952**	**$ 65.98**	**857**	**$ 55,520**	**$ 64.78**

	Atlanta			Other			All Markets		
Period	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF	Expiring SF	Current ALR (3)	Per SF
Q2 2018	-	-	-	-	-	-	1	115	115.00
Q3 2018	6	200	33.33	2	140	70.00	26	1,231	47.35
Q4 2018	-	-	-	-	-	-	29	2,074	71.52
Total - 2018	6	200	33.33	2	140	70.00	56	3,420	61.07
Q1 2019	-	-	-	-	-	-	69	4,591	66.54
Q2 2019	-	-	-	-	-	-	16	1,251	78.19
Q3 2019	-	-	-	-	-	-	53	4,288	80.91
Q4 2019	-	-	-	-	-	-	24	1,844	76.83
Total - 2019	-	-	-	-	-	-	162	11,974	73.91
2020	202	4,510	22.33	73	2,733	37.44	530	24,937	47.05
2021	977	23,289	23.84	76	3,314	43.61	1,735	60,831	35.06
2022	26	824	31.69	216	8,119	37.59	474	24,830	52.38
Thereafter	446	11,916	26.72	943	20,895	22.16	4,696	250,408	53.32
Total	**1,657**	**$ 40,739**	**$ 24.59**	**1,310**	**$ 35,201**	**$ 26.87**	**7,653**	**$ 376,400**	**$ 49.18**

(1) Pro forma for the transfer of 263 Shuman Boulevard to the lender on April 13, 2018.

(2) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(3) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q1 2018 24

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile (1)

Unaudited (SF & $ in thousands) (at 3/31/2018)

Tenant	Credit Rating (2)	Number of Properties	Annualized Lease Revenue (ALR) (3)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (4)
AT&T Corporation/AT&T Services	BBB+	1	$ 22,579	6.0%	955	12.5%	2.8
Pershing LLC	A	1	18,440	4.9%	471	6.2%	3.2
Twitter	BB-	1	15,867	4.2%	215	2.8%	7.1
NYU	AA-	1	15,277	4.1%	390	5.1%	30.3
Yahoo!	BB+	1	14,794	3.9%	193	2.5%	7.3
Wells Fargo Bank N.A.	AA-	3	14,690	3.9%	371	4.8%	8.1
Westinghouse Electric Company	Not Rated	1	14,570	3.9%	824	10.8%	14.7
Snap Inc.	Not Rated	1	9,785	2.6%	121	1.6%	14.8
Newell Rubbermaid, Inc.	BBB-	1	9,399	2.5%	411	5.4%	2.1
DocuSign, Inc.	Not Rated	1	9,240	2.5%	120	1.6%	6.3
WeWork Companies Inc.	Not Rated	2	7,363	2.0%	129	1.7%	12.9
Affirm, Inc.	Not Rated	1	6,137	1.6%	94	1.2%	8.2
Oracle America, Inc.	AA-	2	5,478	1.5%	102	1.3%	4.6
Quality Technology Services	Not Rated	1	5,227	1.4%	128	1.7%	8.5
Room & Board	Not Rated	1	5,178	1.4%	60	0.8%	16.6
DLA Piper US, LLP	Not Rated	1	4,977	1.3%	65	0.8%	5.3
MongoDB, Inc.	Not Rated	1	4,842	1.3%	64	0.8%	0.8
Gemini Trust Company, LLC	Not Rated	1	4,706	1.2%	51	0.7%	11.2
Amazon Web Services, Inc.	AA-	1	4,633	1.2%	49	0.6%	3.3
Credit Suisse	A	1	4,501	1.2%	62	0.8%	2.0
Subtotal - Top 20			**$ 197,683**	**52.6%**	**4,875**	**63.7%**	**8.9**
All other			178,717	47.4%	2,778	36.3%	6.3
Total			**$ 376,400**	**100.0%**	**7,653**	**100.0%**	**7.9**

Tenant Industry Profile (2)


Business Services
23.7%
Depository Institutions
9.8%
Engineering and Management Services
8.0%
Communication
6.8%
Nondepository Institutions
6.3%
Health Services
5.5%
Legal Services
5.4%
Electric, Gas, and Sanitary Services
4.8%
Security and Commodity Brokers
3.2%
Real Estate
3.0%
Other
23.5%

(1) Pro forma for the transfer of 263 Shuman Boulevard to the lender on April 13, 2018.
(2) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.
(3) Reflects CXP's ownership share of ALR for properties held in unconsolidated joint ventures.
(4) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q1 2018 25

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 3/31/18) - Acquisitions

Unaudited ($ in thousands)

Acquisitions							
Property Name	**Location**	**Acquisition Date**	**Percent Ownership**	**Purchase Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Acquisition**
149 Madison	New York, NY	11/28/2017	100.0%	$ 87,700	127,000	$ 691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100.0%	174,700	165,670		100.0%
249 West 17th Street	New York, NY	10/11/2017	100.0%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
229 West 43rd Street	New York, NY	8/4/2015	100.0%	516,000	481,110	1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
Total - Acquisitions (excluding Joint Ventures)				**$ 1,705,800**	**1,897,394**		
Property Purchased in Joint Venture	**Location**	**Closing Date**	**% Purchased**	**Purchase Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
1800 M Street	Washington, D.C.	10/11/2017	55%	$ 421,000	580,930	$ 725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 641,000**	**932,381**		

Supplemental Information - Q1 2018 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 3/31/18) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Key Center Tower	Cleveland, OH	1/31/2017	100.0%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100.0%		NA		
Subtotal (2 Property Portfolio)				$ 267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100.0%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100.0%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100.0%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100.0%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100.0%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Reston, VA	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Total - Dispositions (excluding Joint Ventures)				**$ 1,698,250**	**8,675,255**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value	Rentable Square Footage	$ / SF	% Leased at Closing Date
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		$ 1,040,000	1,108,401	938	100.0%
Market Square	Washington, D.C.	10/28/2015	49% / 51%	595,000	687,310	866	80.5%
Total - Joint Ventures				**$ 1,635,000**	**1,795,711**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest closing on February 1, 2018.

Supplemental Information - Q1 2018 27

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Income	$ 1,498	$ (1,348)	$ 101,534	$ 1,133	$ 74,722
Depreciation	20,835	19,865	18,501	20,423	21,605
Amortization	8,016	7,885	6,870	8,191	9,457
Adjustments included in loss from unconsolidated joint ventures	13,558	9,887	7,180	2,123	2,098
Gain on sale of unconsolidated joint venture interests	(762)	-	-	-	-
Gain on sale of real estate assets	-	-	(102,365)	-	(73,153)
FFO	43,145	$ 36,289	$ 31,720	$ 31,870	$ 34,729
Non-cash carrying costs for Shuman Boulevard	1,867	1,903	1,517	-	-
Loss on early extinguishment of debt	-	-	280	-	45
Normalized FFO	$ 45,012	$ 38,192	$ 33,517	$ 31,870	$ 34,774
Normalized FFO per share (basic)	$ 0.38	$ 0.32	$ 0.28	$ 0.26	$ 0.29
Normalized FFO per share (diluted)	$ 0.38	$ 0.32	$ 0.28	$ 0.26	$ 0.28
Weighted-average common shares outstanding - basic	119,082	119,383	120,293	121,534	122,003
Weighted-average common shares outstanding - diluted	119,350	119,841	120,529	121,909	122,329

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Cash Provided by Operating Activities	$ 14,771	$ 14,809	$ 11,152	$ 30,565	$ 5,398
Adjustments included in loss from unconsolidated joint ventures	11,887	13,069	10,116	(209)	(680)
Distributions from unconsolidated joint ventures	(8,573)	(3,681)	-	-	-
Net changes in operating assets and liabilities	16,331	4,847	6,786	(2,182)	24,886
Maintenance capital (1) (2)	(4,536)	(11,742)	(11,076)	(11,752)	(1,675)
AFFO	$ 29,880	$ 17,302	$ 16,978	$ 16,422	$ 27,929
Weighted-average common shares outstanding - basic	119,082	119,383	120,293	121,534	122,003
Weighted-average common shares outstanding - diluted	119,350	119,841	120,529	121,909	122,329

(1) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.

(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q1 2018 28

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Operating Income (based on GAAP rents)	$ 66,859	$ 63,170	$ 53,445	$ 54,684	$ 57,576
Straight-line rental income, net (wholly-owned)	(9,503)	(11,578)	(8,307)	(5,893)	(6,154)
Straight-line rental income, net (joint venture)	34	997	1,095	(521)	(903)
Above/below lease market amortization, net (wholly-owned)	(61)	(93)	457	(271)	(587)
Above/below lease market amortization, net (joint venture)	(3,086)	(1,321)	(1,018)	-	4
Net Operating Income (based on cash rents)	$ 54,243	$ 51,175	$ 45,672	$ 47,999	$ 49,936

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
FFO	$ 43,145	$ 36,289	$ 31,720	$ 31,870	$ 34,729
Non-cash carrying costs for Shuman Boulevard	1,867	1,903	1,517	-	-
Loss on early extinguishment of debt	-	-	280	-	45
Normalized FFO	$ 45,012	$ 38,192	$ 33,517	$ 31,870	$ 34,774
Above/below lease market amortization, net	(61)	(93)	457	(271)	(587)
Straight-line rental income	(9,698)	(11,772)	(8,501)	(6,087)	(6,377)
Stock based compensation expense in G&A	1,528	2,072	1,555	2,262	1,691
Non-cash interest expense	882	769	749	720	771
Straight-line land rent expense	195	194	194	194	223
Other non-cash adjustments included in loss from unconsolidated joint ventures	(3,442)	(318)	83	(514)	(891)
Total other non-cash adjustments	(10,596)	(9,148)	(5,463)	(3,696)	(5,170)
Maintenance capital (1)	(4,536)	(11,742)	(11,076)	(11,752)	(1,675)
AFFO	$ 29,880	$ 17,302	$ 16,978	$ 16,422	$ 27,929
Weighted-average common shares outstanding - basic	119,082	119,383	120,293	121,534	122,003
Weighted-average common shares outstanding - diluted	119,350	119,841	120,529	121,909	122,329

Supplemental Information - Q1 2018 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Income	$ 1,498	$ (1,348)	$ 101,534	$ 1,133	$ 74,722
Interest expense (net)	15,892	16,147	13,690	13,785	14,565
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	7	165	3	7	(388)
Depreciation	20,835	19,865	18,501	20,423	21,605
Amortization	8,016	7,885	6,870	8,191	9,457
Adjustments included in loss from unconsolidated joint ventures	15,278	11,999	9,286	4,233	4,208
EBITDA	$ 59,726	$ 52,913	$ 148,084	$ 45,972	$ 122,369
Gain on sale of real estate assets	-	-	(102,365)	-	(73,153)
Gain on sale of unconsolidated joint venture interests	(762)	-	-	-	-
EBITDA*re*	$ 58,964	$ 52,913	$ 45,719	$ 45,972	$ 49,216
Loss on early extinguishment of debt	-	-	280	-	45
Adjusted EBITDA*re*	$ 58,964	$ 52,913	$ 45,999	$ 45,972	$ 49,261
Asset & property management fee income	(1,759)	(1,656)	(1,154)	(498)	(474)
General and administrative - corporate	7,794	9,963	7,034	9,201	8,768
General and administrative - unconsolidated joint ventures	731	741	713	-	-
Straight line rental income (net)	(9,503)	(11,578)	(8,307)	(5,893)	(6,154)
Above/below lease market amortization, net	(61)	(93)	457	(271)	(587)
Adjustments included in loss from unconsolidated joint ventures	(1,923)	885	930	(512)	(878)
Net Operating Income (based on cash rents)	$ 54,243	$ 51,175	$ 45,672	$ 47,999	$ 49,936
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(10,290)	(9,730)	(9,144)	(9,225)	(8,282)
Less Net Operating Income from:					
Acquisitions (2)	(9,760)	(8,729)	(1,493)	-	-
Dispositions (3) (4)	(438)	(1,893)	(3,106)	(6,846)	(8,171)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (5)	$ 33,755	$ 30,823	$ 31,929	$ 31,928	$ 33,483

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).

(3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak.

(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q1 2018 30

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Net Income	$ 1,498	$ (1,348)	$ 101,534	$ 1,133	$ 74,722
Interest expense (net)	15,892	16,147	13,690	13,785	14,565
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	7	165	3	7	(388)
Depreciation	20,835	19,865	18,501	20,423	21,605
Amortization	8,016	7,885	6,870	8,191	9,457
Adjustments included in loss from unconsolidated joint ventures	15,278	11,999	9,286	4,233	4,208
EBITDA	$ 59,726	$ 52,913	$ 148,084	$ 45,972	$ 122,369
Gain on sale of real estate assets	-	-	(102,365)	-	(73,153)
Gain on sale of unconsolidated joint venture interests	(762)	-	-	-	-
EBITDA*re*	$ 58,964	$ 52,913	$ 45,719	$ 45,972	$ 49,216
Loss on early extinguishment of debt	-	-	280	-	45
Adjusted EBITDA*re*	$ 58,964	$ 52,913	$ 45,999	$ 45,972	$ 49,261
Asset & property management fee income	(1,759)	(1,656)	(1,154)	(498)	(474)
General and administrative - corporate	7,794	9,963	7,034	9,201	8,768
General and administrative - unconsolidated joint ventures	731	741	713	-	-
Adjustments included in loss from unconsolidated joint ventures	1,129	1,209	853	9	21
Net Operating Income (based on GAAP rents)	66,859	$ 63,170	$ 53,445	$ 54,684	$ 57,576
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(13,182)	(10,064)	(9,963)	(10,000)	(9,438)
Less Net Operating Income from:					
Acquisitions (2)	(11,675)	(10,260)	(533)	-	-
Dispositions (3) (4)	(461)	(1,972)	(3,195)	(6,687)	(7,836)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (5)	$ 41,541	$ 40,874	$ 39,754	$ 37,997	$ 40,302

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).
(2) Reflects activity for the following properties acquired since January 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).
(3) Reflects activity for the following properties sold since January 1, 2017, for all periods presented: University Circle (45% share), 333 Market Street (45% share), Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak.
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q1 2018 31

Supplemental Information - Q1 2018 32 EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other